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                                                   Filed pursuant to Rule 497(e)
                          of the Securities and Exchange Act of 1933, as amended
                                                       Registration No. 33-46137

                   CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                               LIQUID ASSET FUND

                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1996
                                      AND
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1996


         Cadre Financial Services, Inc., the former investment adviser ("Former Adviser") to the California Hospital and Health Facilities Liquid Asset Fund ("Fund"), an investment portfolio of Hospital and Health Facilities Trust ("Trust"), and Cadre Securities, Inc. ("Former Distributor"), an affiliate of the Former Adviser, entered into an agreement pursuant to which certain of the assets of the Former Adviser were acquired by AMBAC Investment Management, Inc. ("AIMI") on December 31, 1996, and certain of the assets of the Former Distributor will be acquired by AMBAC Securities, Inc. ("ASI") in the near future. AIMI's acquisition of the Former Advisor's assets constituted an "assignment," as defined by the Investment Company Act of 1940 ("1940 Act"), of the Fund's Management and Investment Advisory Agreement with the Former Adviser, and therefore resulted in the automatic termination of that Agreement in accordance with its terms, as required by the 1940 Act. When ASI acquires the Former Distributor's assets there will also be an "assignment" and termination of the Distribution Agreement with the Former Advisor. It is expected that AIMI will be renamed Cadre Financial Services, Inc. and that ASI will be renamed Cadre Securities, Inc.

         To assure continuity in the investment advisory and distribution services being provided to the Fund, at a meeting held on October 22, 1996 the Board of Trustees of the Trust ("Board"), including a majority of the Trustees who are not "interested persons" of the Trust, as defined by the 1940 Act, unanimously approved new agreements pursuant to which AIMI would serve as the investment adviser of the Fund and ASI would serve as distributor of the Fund's shares, effective upon the termination of the agreements with the Former Advisor and the Former Distributor (the "New Agreements"). The new agreement with AIMI to serve as investment adviser was approved by shareholders of the Fund on November 26, 1996. The Board's approval reflects its conclusion that the New Agreements are in the best interests of the Fund and its shareholders. Under the New Agreements, the Fund now receives from AIMI, and the Fund will receive from ASI, the same services it previously received from the Former Adviser and the Former Distributor, without any change in the fees being paid by the Fund.

         AIMI and ASI are subsidiaries of AMBAC Inc. ("AMBAC"), a publicly held company which is listed on the New York Stock Exchange. Through various subsidiaries, AMBAC is an insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities, municipal authorities and other entities in connection with their financings. Since 1995, AIMI has served as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $95.4 million as of September 30, 1996. AMBAC, through various subsidiaries, also manages its own investment portfolios with total assets of approximately $5 billion as of September 30, 1996.

                The date of this Supplement is December 31, 1996